UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2018

Everspin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37900	26-2640654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5670 W. Chandler Blvd.
Suite 100
Chandler, Arizona 85226
(Address of principal executive offices, including zip code)

(480) 347-1111
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2018, Everspin Technologies, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 7, 2018, the management and the Audit Committee of the Board of Directors of Everspin Technologies, Inc. (the “Company”) concluded, after discussions with the Company’s independent registered public accounting firm, Ernst & Young LLP, that (a) the Company needed to restate its financial statements for the three- and six-month interim periods ended June 30, 2018, and (b) the Company’s previously issued unaudited interim consolidated financial statements for those interim periods ended June 30, 2018, included in its quarterly report on Form 10-Q for the period ended June 30, 2018, as originally filed with the Securities and Exchange Commission on August 9, 2018, should no longer be relied upon due to the identification of an error related to the accounting for inventory.

The accounting error relates to the valuation of inventory as of June 30, 2018 and the cost of sales for the three- and six-month periods then ended and has no material impact on the Company’s cash flow, revenue, or liquidity.

Based on its preliminary assessment, the Company estimates the impact of this correction on the periods affected as follows:

• An increase in cost of sales, operating loss and net loss and cumulative loss of approximately $770,000;

• A decrease in gross profit and inventory of approximately $770,000;

As a result of the error, the Company determined that it must restate the unaudited interim consolidated financial statements for the three and six months ended June 30, 2018, and will file with the Securities and Exchange Commission an amendment to the Company’s Form 10-Q for the three months ended June 30, 2018, on or before November 16, 2018.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated November 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everspin Technologies, Inc.

Dated:	November 8, 2018
		By:	/s/ Jeffrey Winzeler
Jeffrey Winzeler
Chief Financial Officer